UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2020
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FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51845	56-6000442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1475 Peachtree Street, NE
Atlanta, GA 30309
(Address of principal executive offices)

(404) 888-8000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[]	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)
[]	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2020, the Federal Home Loan Bank of Atlanta (“Bank”) declared elected to the Bank’s board of directors (“Board”) the following individuals in the Bank’s 2020 election of directors:

•Suzanne S. DeFerie, Director, First Bank,Southern Pines, NC, was re-elected to fill the member directorship that the Federal Housing Finance Agency (“Finance Agency”) designated for the state of North Carolina;
•Scott C. Harvard, Chief Executive Officer and Director of First Bank, Strasburg, VA, and Director of Community Bankers Bank, Midlothian, VA, was re-elected to fill the member directorship that the Finance Agency designated for the state of Virginia;
•Edwina L. Payne, Senior Vice President, Technology Strategy & Enterprise Portfolio, McKesson Corporation, Alpharetta, GA, was elected to fill an independent directorship; and
•Kim D. Saunders, Director, President and CEO, National Bankers Association, Washington, DC, was elected to fill a public interest independent directorship.

Ms. DeFerie, Mr. Harvard, Ms. Payne and Ms. Saunders, together, the “Directors-elect”.

Each of the Directors-elect will begin serving a four-year term on January 1, 2021. The Board has not yet determined on which committees each of the foregoing Directors-elect will serve beginning in 2021. The Bank conducted the director elections in accordance with the provisions of the Federal Home Loan Bank Act (“Bank Act”) and the rules and regulations of the Finance Agency.

Pursuant to the Bank Act and Finance Agency regulations, the Bank’s member directors serve as officers or directors of a member of the Bank. The Bank is a cooperative and conducts business primarily with its members, who are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Bank Act and Finance Agency regulations, the Bank also issues consolidated obligations through the Office of Finance, maintains a portfolio of short-term and long-term investments, enters into derivative transactions, and provides certain cash management and other services, in each case with members, housing associates, or other third parties of which directors may serve as officers or directors. All such transactions are made in the ordinary course of the Bank’s business and are subject to the same Bank policies as transactions with the Bank’s members, housing associates, and third parties generally. For further information, see “Item 13 - Certain Relationships and Related Transactions, and Director Independence” of the Bank’s 2019 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Bank expects that all directors serving on the Board in 2021 will receive compensation under the Bank’s 2021 Directors’ Compensation Policy when finalized. It is also expected they will be entitled to participate in the Bank’s Non-qualified Deferred Compensation Plan, under which each Bank director has the opportunity to defer all or a portion of the amount of his or her compensation. The form and amount of director compensation, including for the Directors-elect, is subject to approval by the Board and is subject to the Bank Act and Finance Agency regulations.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Bank’s 2020 election of directors was conducted by direct ballot and not through the solicitation of proxies or at a stockholders meeting. On September 25, 2020, the Board declared the final voting results for the 2020 director election as described in Item 5.02 of this Current Report.

Member Director Election

As discussed in Item 5.02 of this Current Report, the Bank conducted an election for one member director in North Carolina and one member director in Virginia. The following is a tally of the vote for such directorships:

North Carolina

	Total Number of Members Eligible to Vote	84
	Total Members Voting	52
	Total Number of Eligible Votes	1,929,723
	Number of Eligible Votes Cast	1,530,545
Name	Member	Number of Votes Received
Suzanne S. DeFerie (elected)	Director, First Bank, Southern Pines, NC	1,199,541
Martyn A. Pell	SVP, Chief Lending Officer, Coastal Federal Credit Union, Raleigh, NC	331,004

Virginia

	Total Number of Members Eligible to Vote	115
	Total Members Voting	88
	Total Number of Eligible Votes	2,965,285
	Number of Eligible Votes Cast	2,300,604
Name	Member	Number of Votes Received
Scott C. Harvard (elected)	Chief Executive Officer and Director, First Bank, Strasburg, VA; Director, Community Bankers Bank, Midlothian, VA	1,304,540
Jeff Bentley	President and CEO, Northwest Federal Credit Union, Herndon, VA	611,054
Charles A. Mallon, Jr.	President and CEO, ABNB Federal Credit Union, Chesapeake, VA	385,010

Independent Director Election

The Bank conducted an election for two at-large independent directors, one of which is a public interest independent directorship. Under Finance Agency regulations, a candidate for an independent directorship must receive at least 20 percent of the number of votes eligible to be cast in the election to be elected when the number of nominees is equal to the number of independent directorships to be filled in an election. The results of the vote for the independent directors are as follows:

Total Number of Members Eligible to Vote			811
Total Number of Eligible Votes			10,953,457
Finance Agency 20% Threshold Requirement			2,190,691
Name	Affiliation	Number of Members Voting	Number of Votes Received
Edwina L. Payne (elected)	Senior Vice President, Technology Strategy & Enterprise Portfolio, McKesson Corporation, Alpharetta, GA	279	5,048,155
Kim D. Saunders (elected) Public Interest Independent Directorship	Director, President and CEO, National Bankers Association, Washington, DC	267	4,950,793

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: October 1, 2020
By:/s/ Reginald T. O’Shields
Reginald T. O’Shields
Executive Vice President General Counsel and Chief Ethics and Compliance Officer